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                                                                   EXHIBIT 10.28

                      AMERICA'S FAVORITE CHICKEN COMPANY

                              SECOND AMENDMENT TO
                      1992 NONQUALIFIED STOCK OPTION PLAN

          The 1992 Nonqualified Stock Option Plan (the "Plan") of America's Favorite Chicken Company, a Minnesota Corporation (the "Company"), adopted on November 5, 1992, as amended on December 17, 1993, is hereby further amended as hereinafter provided. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

     1. INCREASE IN NUMBER OF RESERVED SHARES.
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          Section 3 of the Plan is hereby amended to adjust the aggregate number of shares of Common Stock which may be issued upon exercise of all Options subject to the Plan (the "Reserved Shares") by increasing the number of Reserved Shares by 411,137 to a total of 1,808,864 shares.

     2.  EFFECTIVE DATE OF AMENDMENT.
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          This Amendment shall be effective as of April 11, 1996.